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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 25, 1997
                                                 --------------

                 CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

    New York                       0-21168                  13-3253392
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(State or Other                (Commission File            (IRS Employer
 Jurisdiction of                Number)                     Identification No.)
 Incorporation)

      5 East 80th Street, New York, New York                   10021
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     (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (212) 717-6544
                                                   --------------

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         (Former Name or Former Address, if Changed Since Last Report)

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                               Page 1 of 5 pages
                        Exhibit Index located on page 4

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ITEM 5.  OTHER EVENTS


         On April 25, 1997, Chromatics Color Sciences International, Inc., a New York corporation, (the "Company") received a request for supplementary information and clarifications from the U.S. Food and Drug Administration ("FDA") on its premarket notification (510(k)) submission regarding the Company's Colormate III device for the non-invasive monitoring of bilirubin infant jaundice. The Company must respond to the FDA within the required thirty-day period; however, failure to do so will require the Company to either request an extension or resubmit the 510(k) application. The FDA may have further comments or requests based on the Company's responses.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHROMATICS COLOR SCIENCES
                                               INTERNATIONAL, INC.


                                               By  /s/ Darby S. Macfarlane
                                                  -----------------------------
                                               Name:  Darby S. Macfarlane
                                               Title:  Chief Executive Officer


Date:  April 30, 1997


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                                 EXHIBIT INDEX


Exhibit                           Description                             Page
-------                           -----------                             ----

  99                       Chromatics Color Sciences                         5
                           International Inc. Press
                           Release, dated April 27, 1997


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